Leases	12 Months Ended
Dec. 31, 2012
Leases
Leases

7.  Leases

Substantially all of the Group’s restaurants are operated under leased properties. All lease contracts are classified as operating leases. The Group does not consider any one of these individual leases material to the Group’s operations. Initial lease terms are generally for five to ten years and, in many cases, provide for the lessee’s renewal options. Certain leases require contingent rent, determined as a percentage of sales as defined by the terms of the applicable lease agreement.

Deferred rent represents the differences between actual rental payments and the recognition of rental expenses on straight-line basis for lease arrangements that contain scheduled escalated lease payments. The deferred rent balance was RMB16,368 and RMB23,482 ($3.8 million) as of December 31, 2011 and 2012, respectively. Such deferred balances are amortized when actual rental payments exceed the straight-line rental expenses in the later portion of the lease terms. The balances of security deposits for leases were RMB18,295 and RMB19,758 ($3.2 million) as of December 31, 2011 and 2012, respectively and are expected to be fully recovered at the end of leases.

(a) Minimum rent commitments under non-cancelable operating leases at December 31, 2012 were as follows:

Years Ending December 31,	RMB
2013	116,212
2014	113,716
2015	109,000
2016	101,098
2017	80,042
Thereafter	115,784
Total minimum lease payments	635,852

(b) Total rent expense on operating leases, including contingent rent, was as follows:

	For Years Ended December 31,
	2010	2011	2012
	RMB
Minimum rent on real property	62,579	93,811	118,219
Contingent rent	2,790	4,213	5,330
Total	65,369	98,024	123,549